Subsequent Events	9 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

16. SUBSEQUENT EVENTS

In December 2024, PAG drew down the remaining of US$122.5 million under the loan facility agreements at an interest rate of 6%, due on the date which PAG and its affiliates cease to hold any portion of the PAG Notes. PAG released certain collateral secured by the Company under the PAG Notes and pledged to the Company a portion of the PAG Notes, each in an amount equivalent to the amount of this non-trade loan. The collateral to repayments of PAG Notes by partial cash consideration related to certain contracts decreased to RMB54,532 (US$7,771) as of December 31, 2024 and was recorded as long-term restricted cash.